Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Goodwill and Other Intangible Assets
Goodwill and other intangible assets
Goodwill
The changes in the carrying amount of goodwill by segment for the year ended December 31, 2013, are as follows:

	Consumer Packaging	Display and Packaging	Paper and Industrial Converted Products	Protective Solutions	Total
Balance as of January 1, 2013	$427,575	$204,629	$254,706	$223,595	$1,110,505
Goodwill on acquisitions	796	—	—	—	796
Dispositions	—	—	—	(2,430)	(2,430)
Foreign currency translation	(9,606)	—	(58)	—	(9,664)
Balance as of December 31, 2013	$418,765	$204,629	$254,648	$221,165	$1,099,207

As discussed in Note 16, effective January 1, 2014, Sonoco Alloyd, the Company's retail packaging business and previously part of the Protective Solutions segment began being reported as part of the Display and Packaging segment. The amounts of goodwill by reportable segment in the table above have been retrospectively revised to reflect this change.
The Company recorded $796 of goodwill in 2013 in connection with the acquisition of Imagelinx, a global brand artwork management business in the United Kingdom. Also in 2013, the Company disposed of $(2,430) of goodwill associated with the sale of a small corrugated box operation in the United States that had been acquired as part of the Tegrant acquisition in November 2011.
The Company assesses goodwill for impairment annually and from time to time when warranted by the facts and circumstances surrounding individual reporting units or the Company as a whole. As part of this testing, the Company analyzes certain qualitative and quantitative factors in determining goodwill impairment. For most of its reporting units, only a qualitative analysis is required for management to reach a conclusion that it is not more likely than not that goodwill has been impaired.
For any reporting unit where management is not able to reach this conclusion based on its qualitative assessment, a more detailed analysis (i.e. step 1 analysis) is performed. In this analysis, the fair values of the reporting units are estimated utilizing both an income approach and a market approach. A number of significant management assumptions and estimates were reflected in the Company's forecast of future results and cash flows, such as: sales volumes and prices, profit margins, income taxes, capital expenditures and changes in working capital requirements. Changes in these assumptions, along with the discount rate, could materially impact the estimated fair values.
When the Company estimates the fair value of a reporting unit, it does so using a discounted cash flow model based on projections of future years’ operating results and associated cash flows, together with comparable trading and transaction multiples. The Company’s model discounts future cash flows, forecasted over a ten-year period, with an estimated residual growth rate. The Company’s projections incorporate management’s best estimates of the expected future results, which include expectations related to new business, and, where applicable, improved operating margins. Management's projections related to revenue growth and/or margin improvements arise from a combination of factors, including expectations for volume growth with existing customers, increased operational capacity and customer retention. Projected future cash flows are then discounted to present value using a discount rate management believes is commensurate with the risks inherent in the cash flows.
The Company completed its most recent annual goodwill impairment testing during the third quarter of 2013. Based on the results of its qualitative and quantitative assessments, the Company concluded that there was no impairment of goodwill for any of its reporting units. Because the Company's assessments, whether qualitative or quantitative, incorporate management’s expectations for the future, including forecasted growth rates and/or margin improvements, if there are changes in the relevant facts and circumstances and/or expectations, management’s assessment regarding goodwill impairment may change as well. In considering the level of uncertainty regarding the potential for goodwill impairment, management has concluded that any such impairment would likely be the result of adverse changes in more than one assumption.
Although no reporting units failed the qualitative or quantitative assessments noted above, in management’s opinion, the reporting units with significant goodwill having the greatest risk of future impairment if actual results in the future are not as expected are Plastics – Blowmolding and Plastics —Thermoforming. Total goodwill associated with these reporting units was approximately $126,600 and $53,200, respectively, at December 31, 2013. Although management believes that goodwill of the Display and Packaging reporting unit is not currently at risk for impairment, a large portion of sales in this unit is concentrated in one customer and will be up for negotiation over the next few years. Management expects to retain this business; however, if a significant amount is lost and not replaced, it is possible that a goodwill impairment charge may be incurred. Total goodwill associated with this reporting unit was approximately $197,000 at December 31, 2013.
There have been no triggering events subsequent to the completion of the annual goodwill impairment testing in the third quarter of 2013. However, the Plastics – Blowmolding business referenced above continued experiencing some short-term performance issues during the fourth quarter of 2013. The goodwill for this unit could become impaired should the business not exhibit the sustained improvements expected or management's outlook changes.
Other intangible assets
Details at December 31 are as follows:

	2013	2012
Other Intangible Assets, Gross:
Patents	$2,221	$2,224
Customer lists	339,911	345,133
Trade names	21,232	21,214
Proprietary technology	17,866	17,844
Land use rights	323	350
Other	4,731	4,944
Other Intangible Assets, Gross	$386,284	$391,709
Accumulated Amortization	$(142,364)	$(114,900)
Other Intangible Assets, Net	$243,920	$276,809

Aggregate amortization expense on intangible assets was $28,271, $28,498 and $16,673 for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense on intangible assets is expected to approximate $28,100 in 2014, $26,600 in 2015, $26,300 in 2016, $25,800 in 2017 and $25,100 in 2018.